UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report –January 25, 2005

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On January 25, 2005, PNGI Pocono, Corp. and PNGI, LLC (together, the “PNGI Subs”), both indirect wholly owned subsidiaries of Penn National Gaming, Inc. (the “Company”), completed the sale of The Downs Racing, Inc. (“Downs Racing”) and its subsidiaries to the Mohegan Tribal Gaming Authority (the “Authority”) in accordance with a Purchase Agreement, dated October 14, 2004, by and among the PNGI Subs and the Authority.  The Authority paid a purchase price of $280 million, the net proceeds of which are expected to be approximately $175 million after taxes, certain adjustments, which are set forth in the Purchase Agreement, and other costs.  Downs Racing owns and operates Pocono Downs, a harness racing facility located on 400 acres of land in Wilkes-Barre, Pennsylvania and five Pennsylvania off-track wagering (OTW) operations located throughout the Commonwealth of Pennsylvania.  As set forth in the Purchase Agreement, the Authority has certain post-closing termination rights in the event of certain materially adverse legislative or regulatory events.

There are no material relationships between the Company or its affiliates and the Authority other than in respect of the Purchase Agreement.  The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement.  A copy of the Purchase Agreement is included as Exhibit 2.1 to the Current Report on Form 8-K filed on October 20, 2004 incorporated herein by reference.  A copy of the press release issued by the Company on January 25, 2004 announcing the completion of the sale of Downs Racing is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is being filed herewith:

2.1           Purchase Agreement by and among PNGI Pocono Corp., PNGI, LLC, and the Mohegan Tribal Gaming Authority, dated October 14, 2004.  (Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 20, 2004).

99.1         Press release issued by Penn National Gaming, Inc. dated January 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 27, 2005		Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase Agreement by and among PNGI Pocono Corp., PNGI, LLC, and the Mohegan Tribal Gaming Authority, dated October 14, 2004. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 20, 2004).

99.1	Press release issued by Penn National Gaming, Inc. dated January 25, 2005.